UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2026

Lattice Strategies Trust

(Exact name of registrant as specified in its charter)

Delaware	811-23002	See below
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

690 Lee Road

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (610) 386-4068

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Series	Trading Symbol(s)	Name of each exchange on which registered	IRS Employer Identification Number
Hartford Disciplined US Equity ETF	HDUS	NYSE Arca, Inc.	88-3522180
Hartford Multifactor Developed Markets (ex-US) ETF	RODM	NYSE Arca, Inc.	47-2165704
Hartford Multifactor Emerging Markets ETF	ROAM	NYSE Arca, Inc.	47-2170470
Hartford Multifactor Small Cap ETF	ROSC	NYSE Arca, Inc.	47-2483547
Hartford Multifactor US Equity ETF	ROUS	NYSE Arca, Inc.	47-2182282
Hartford US Quality Growth ETF	HQGO	The NASDAQ Stock Market LLC	93-3352963
Hartford US Value ETF	VMAX	Cboe BZX Exchange, Inc.	93-3323704

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 3, 2026, The Hartford Insurance Group, Inc. (“The Hartford”) and Wellington Management Company LLP (“Wellington”) announced that they had reached a definitive agreement under which Wellington Investment Advisors Holdings, LLP (“WIAH”), Wellington’s corporate parent, will acquire Hartford Funds Management Group, Inc. (“HFMG”) and certain affiliates (including Hartford Funds Management Company, LLC (“HFMC”)), a leading provider of investment solutions for the wealth management market. Upon closing, HFMG will be integrated into Wellington’s U.S. Wealth business, one of the world’s largest asset management firms with over $1 trillion in assets under management. This transaction will allow Wellington to offer advisors and investors broader investment capabilities, a deeper distribution platform, and more integrated support across the wealth management landscape.

The resulting company will be wholly owned by Wellington and will operate under the Wellington name. The transaction has been approved by both The Hartford and Wellington and is expected to close in the first quarter of 2027.

Following the closing of the above transaction, HFMC or an affiliate will continue to serve as the investment adviser or manager to each Fund listed above contingent upon the approval of each Fund’s Board of Trustees and each Fund’s shareholders.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements may include words such as “anticipate,” “believe,” “may” and other words and terms of similar meaning, including in connection with any discussion of the timing or nature of future financial performance or other events. Such forward-looking statements are subject to certain risks and uncertainties, including whether the transaction outlined above is finalized, and other factors disclosed by the Trust from time to time in its filings with the Securities and Exchange Commission. As a result of these factors, the Trust’s actual results may differ materially from those indicated or implied by such forward-looking statements. Except as required by law, the Trust disclaims any obligation to publicly update such statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lattice Strategies Trust

Date: June 3, 2026	By:	/s/ Alice A. Pellegrino
	Name:	Alice A. Pellegrino
	Title:	Vice President